Exhibit 24.1

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Messrs. Lewis B. Campbell, Andrew J. Cederoth and Steven K. Covey and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign a shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), as contemplated by Rule 415 under the Securities Act for the purpose of registering the offering and sale from time to time, in one or more offerings, of securities of Navistar International Corporation (the “Corporation”) and any and all amendments (including post-effective amendments) to such registration statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, for the offering to which the original registration statement relates), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

Each of the undersigned in their respective capacities as a director of the Corporation has duly executed this Power of Attorney as of the date indicated below:

Signature	Date

/s/ Lewis B. Campbell	March 27, 2013
Lewis B. Campbell

/s/ Andrew J. Cederoth	March 27, 2013
Andrew J. Cederoth

/s/ Richard C. Tarapchak	March 27, 2013
Richard C. Tarapchak

/s/ John D. Correnti	March 27, 2013
John D. Correnti

/s/ Michael N. Hammes	March 27, 2013
Michael N. Hammes

/s/ James H. Keyes	March 27, 2013
James H. Keyes

/s/ Stanley A. McChrystal	March 27, 2013
Stanley A. McChrystal

/s/ John C. Pope	March 27, 2013
John C. Pope

/s/ Dennis D. Williams	March 25, 2013
Dennis D. Williams

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Messrs. Lewis B. Campbell, Andrew J. Cederoth and Steven K. Covey and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign a shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), as contemplated by Rule 415 under the Securities Act for the purpose of registering the offering and sale from time to time, in one or more offerings, of securities of Navistar, Inc. (the “Corporation”) and any and all amendments (including post-effective amendments) to such registration statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, for the offering to which the original registration statement relates), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

Each of the undersigned in their respective capacities as a director of the Corporation has duly executed this Power of Attorney as of the date indicated below:

Signature	Date

/s/ Lewis B. Campbell	March 27, 2013
Lewis B. Campbell

/s/ Andrew J. Cederoth	March 27, 2013
Andrew J. Cederoth

/s/ Troy A. Clarke	March 27, 2013
Troy A. Clarke